Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ETF Series Solutions, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of ETF Series Solutions, for the period ended February 28, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of ETF Series Solutions for the stated period.

/s/Kristina R. Nelson Kristina R. Nelson President (principal executive officer), ETF Series Solutions	/s/Kristen M. Weitzel Kristen M. Weitzel Treasurer (principal financial officer), ETF Series Solutions
Dated: 5/4/2022	Dated: 5/4/2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by ETF Series Solutions for purposes of Section 18 of the Securities Exchange Act of 1934.